Exhibit 99.2

Targeting Metabolic Dysfunction with Novel Therapies to Treat M ASH, Acne and Cancer March 202 4

Forward Looking Statements 2 This presentation contains forward - looking statements within the meaning of, and made pursuant to the safe harbor provisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, the presentation of data from clinical trials, Sagimet’s clinical development plans and related anticipated clinical development milestones, market opportunity, competitive position and potential growth opportunities are forward - looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements. In some cases, you can identify forward - looking statements by terms such as “may,” “will,” “should,” “would,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar expressions. The forward - looking statements in this presentation are only predictions. These forward - looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: the clinical development and therapeutic potential of denifanstat or any other drug candidates we may develop; our ability to advance drug candidates into and successfully complete clinical trials , the risk the topline clinical trials may not be predictive of, and may differ from final clinical data and later - stage clinical trials; that unfavorable new clinical trial data may emerge in other clinical trials of denifanstat , including Phase 3 clinical trials; that clinical trial data are subject to differing interpretations and assessments, including by regulatory authorities; our relationship with Ascletis , and the success of its development efforts for denifanstat ; the accuracy of our estimates regarding our capital requirements; and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission and available at www.sec.gov . You should not rely on these forward - looking statements as predictions of future events. The events and circumstances reflected in our forward - looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward - looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward - looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Proven Team with Development and Commercialization Experience Across Hepatology, Metabolic Disease and Oncology



Dave Happel
President & CEO

- Cognoa: President & CEO
  Chrono Therapeutics: President & CEO
  Senior Executive and Commercial roles at Horizon, Raptor, Dynavax, Chiron
- M.B.A. – Indiana State University; B.A. Chemistry – Indiana University



George Kemble
Executive Chairman

- AstraZeneca (formerly MedImmune, Aviron): SVP Research for Biologics & General Manager of California operations, VP Vaccine Research & Development for Vaccines
- Ph.D. – Stanford University, Dept of Microbiology & Immunology



Eduardo Martins
CMO

- Abbvie (formerly Allergan), Eiger BioPharmaceuticals, Gilead, Genentech, Dynavax, Intermune, SciClone
- D.Phil. – University of Oxford
  M.D. – Federal University of Rio de Janeiro, Brazil



Joe Oriti
Interim PFO & PAO

- Stout, Riveron, SOLIC Capital, KPMG
- B.B.A. – Kent State University



Elizabeth Rozek
General Counsel

- Cognoa, Basilea Pharmaceutica, US Department of Justice
- J.D. – University of California Berkeley
  M.A. – University of California San Diego
  B.A. – Brown University

3

Sagimet Investment Highlights

Critical role of FASN enzyme in MASH



- ✓ Key enzyme in de novo lipogenesis – responsible for excess liver fat in MASH
- ✓ FASN inhibition directly improves the 3 key drivers of MASH – liver fat, inflammation, fibrosis
- ✓ Differentiated MOA to treat growing underserved patient population

Denifanstat: FASN inhibitor with compelling clinical data

- ✓ FASCINATE-2 Phase 2b positive topline results
  - *MASH resolution without worsening of fibrosis with ≥2-point reduction in NAS (p=0.002)*
  - *≥2-point reduction in NAS without worsening of fibrosis (p=0.0001)*
  - *Fibrosis improvement by ≥ 1 stage with no worsening of MASH (p=0.005)*

Precision medicine is key differentiator



- ✓ Blood test confirms drug response
- ✓ Predictive biomarkers identify likely responders
- ✓ Opportunity to personalize treatment and optimize outcomes

Strong rationale for FASN in acne and cancer



Acne

- ✓ Clinical proof of concept established in Phase 1
- ✓ Positive Phase 2 topline results announced in May 2023 by license partner Ascletis
- ✓ Ascletis Phase 3 in severe acne vulgaris ongoing

Cancer

- ✓ Clinical proof of concept established in Phase 1
- ✓ Phase 3 rGBM trial enrollment for interim analysis completed in September 2023 by Ascletis

Strong financial position

- ✓ Upsized IPO completed in July 2023 raised $86.2 million of net proceeds
- ✓ Follow-on financing completed in January 2024 raised net proceeds of $105.8 million.
- ✓ Cash and equivalents expected to fund current operations through 2025

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SAGIMET BIOSCIENCES

Development Pipeline: Indications and Clinical Milestones

Therapeutic Area	Indication	Stage of Development (Preclinical / Phase 1 / Phase 2 / Phase 3)	Expected Milestone / Status
Metabolic disease	MASH - F2/F3	TVB-2640	• Phase 2b successfully completed; MASH Phase 3 study planned to start 2H 2024
		TVB-2640	• Phase 1 hepatic impairment results 1Q 2024
Dermatology	Acne	TVB-3567	• IND-enabling studies completed; evaluating timing to file IND
		TVB-2640 (ASC40) 歌礼 ascletis	• Phase 3 clinical study initiated 4Q 2023*
Oncology	Solid tumors		• Patient selection and trial design in FASN-dependent tumor types ongoing
	Recurrent glioblastoma (GBM)	TVB-2640 (ASC40) 歌礼 ascletis	• Phase 3 enrollment of 120 patients achieved in 3Q 2023; interim analysis planned*

** Trials conducted in China by Ascletis, who has licensed development and commercialization rights to all indications in Greater China*

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SAGIMET BIOSCIENCES

MASH: A Burgeoning Epidemic

Patients in 2016[1]
United States

MASLD	MASH	MASH mod-adv fibrosis	Cirrhosis	Hepatocellular carcinoma
85.3 million	**17.3 million**	**5.7 million**	**1.4 million** compensated and decompensated	**11 thousand** annual cases among MASLD population
Metabolic Dysfunction-Associated Liver Disease	Metabolic Dysfunction-Associated Steatohepatitis	F2-F3	F4	



Disease challenges

- Only one recently approved drug in U.S., and no approved drugs in Europe
- Complex disease, heterogeneous patient population
- Improving regulatory clarity, but liver biopsy still required

Drug development challenges

- Many molecules moved forward on weak mechanism and data
- Inappropriate biomarkers for mechanism that did not translate to clinical benefit
- Safety: triglyceride elevations, LDL elevations, liver injury

Denifanstat

- ✓ Designed for once-daily, oral dosing
- ✓ Rigorous and de-risked development strategy
- ✓ Direct DNL inhibition demonstrated in Phase 1b
- ✓ Improvements observed across biomarkers in Phase 2a
- ✓ Topline data of successfully completed Phase 2b announced in 1Q 2024
- ✓ Precision medicine approach to improve patient outcomes

DNL = de novo lipogenesis

[1] *Estes, et al. 2018;* *http://dx.doi.org/10.1016/j.jhep.2018.05.036*

Note: MASH, or metabolic dysfunction-associated steatohepatitis, was formerly known as NASH, or nonalcoholic steatohepatitis

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SAGIMET BIOSCIENCES

Denifanstat in M ASH 7

Denifanstat : Differentiated Mechanism Believed to Target Key Drivers of M ASH Adapted from Wegermann et al, Clinical Liver Disease, Vol 11, No 4, April 2018, DOI: 10.1002/cld.709 Denifanstat has independent mechanisms designed to: ඹ Block steatosis via inhibiting de novo lipogenesis in hepatocytes ය Reduce inflammation via preventing immune cell activation ර Blunt fibrosis via inhibiting stellate cell activation 8

Denifanstat: Well Tolerated at 25/50mg Doses in FASCINATE - 1 • No dose - related significant adverse events relative to placebo • No serious AEs • Majority of AEs were Grade 1; no Grade ≥3 drug - related AEs 9

FASCINATE - 2 Phase 2b Biopsy Trial Design Measuring Histological Improvement 10 FASCINATE - 2 Phase 2b trial design • Biopsy confirmed F2 - F3 MASH patients • 52 weeks, 2:1 50mg or placebo, double - blind Primary endpoints Other selected endpoints • NAS ≥2 points improvement w/o worsening of fibrosis OR • MASH resolution + NAS ≥2 improvement w/o worsening of fibrosis • Improvement in liver fibrosis ≥1 stage without worsening of MASH (Bx) • Digital AI pathology • MRI - PDFF : absolute decrease, % change from baseline, % pts ≥30% reduction from baseline (responders) AI: Artificial Intelligence, Bx; biopsy, MRI - PDFF ; magnetic resonance imaging derived proton density fat fraction, NAS; NAFLD Activity Score.

FASCINATE - 2 Baseline Characteristics Typical F2/F3 MASH Population Modified intent - to - treat population ( mITT ) includes all patients with paired biopsies. Data are mean (SD) or n (%) 11 Parameter Placebo, n=45 Denifanstat , n=81 Age , years 59.6 (+/ - 10.9) 56.1 (+/ - 10.8) Sex , female 27 (60%) 48 (59%) Race , White 41 (91%) 73 (90%) Ethnicity , Hispanic or Latino 15 (33%) 27 (33%) BMI , kg/m 2 36.5 (+/ - 6.7) 34.6 (+/ - 6.1) Type 2 diabetes 27 (60%) 55 (68%) ALT (alanine aminotransferase) U/L 67 (+/ - 33) 57 (+/ - 29) AST (aspartate aminotransferase) U/L 52 (+/ - 27) 48 (+/ - 29) Liver Fat Content (MRI - PDFF) , % 19.0 (+/ - 7.0) 16.6 (+/ - 7.1) Baseline liver biopsy NAS ≥ 5 34 (76%) 63 (78%) Baseline liver biopsy F2/F3 22 (49%) / 23 (51%) 34 (42%) / 47 (58%) Statin (at baseline) 21 (47%) 38 (47%) GLP1 - RA (at baseline) 4 (9%) 12 (15%) LDL , mg/dL 103 ( +/ - 39) 96 ( +/ - 34) Triglycerides , mg/dL 153 ( +/ - 67) 173 ( +/ - 79) ELF (Enhanced Liver Fibrosis) Score 9.8 ( +/ - 0.8) 9.6 ( +/ - 0.8) FAST ( Fibroscan AST) Score 0.6 (0.19) 0.6 (0.20)

Primary Endpoints: Liver Biopsy Denifanstat Achieved Statistical Significance Cochran - Mantel - Haenszel Test – One sided at the 0.05 significance level. mITT population. * ≥1 - point improvement in ballooning or inflammation. 12 20% 52% Placebo n=45 Denifanstat n=81 % response NAS ≥ 2 points improvement* w/o worsening of fibrosis p=0.0001 13% 36% Placebo n=45 Denifanstat n=81 % response MASH resolution + NAS ≥ 2 improvement w/o worsening of fibrosis p=0.0022

Secondary Endpoints: Liver Biopsy Denifanstat Achieved Statistical Significance 13 Resolution of MASH w/o worsening of fibrosis p= 16% 38% Placebo n=45 Denifanstat n=81 % response p=0.0021 Cochran - Mantel - Haenszel Test – One sided at the 0.05 significance level. mITT population 18% 41% Placebo n=45 Denifanstat n=81 % response Improvement in liver fibrosis ≥ 1 stage w/o worsening of MASH p=0.0051

Independent Fibrosis Analysis by AI-based Digital Pathology
Supporting Evidence that Denifanstat Significantly Reduced Fibrosis


qFibrosis Continuous Value
Change from Baseline
Placebo
n=45
Denifanstat
n=81
0.10
LS mean change
p=0.0023
-0.30

Cochran-Mantel-Haenszel Test – One sided at the 0.05 significance level. LS means; least squares mean. HistoIndex platform. mITT population.

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SAGIMET BIOSCIENCES

Patient Subset on Stable GLP1 - RA at Baseline: Liver Biopsy Denifanstat Improves MASH Resolution and Fibrosis 15 Resolution of MASH w/o worsening of fibrosis Improvement in liver fibrosis ≥ 1 stage w/o worsening of MASH 0% 42% Placebo n=4 Denifanstat n=12 % response 0% 42% Placebo n=4 Denifanstat n=12 % response p=0.034 p=0.103 Cochran - Mantel - Haenszel Test – One sided at the 0.05 significance level. mITT population

Biomarkers of Fibrosis Denifanstat Decreased FAST Score and ELF Mixed - effects Model for Repeated Measures – Two sided at the 0.05 significance level. mITT population. *Baseline ELF > 9.8 (mean). 16 p= p= - 0.11 - 0.12 - 0.40 - 0.41 Week 26 Week 52 LS mean change Placebo n=22/23 Denifanstat n=32/30 ELF* Change from Baseline - 0.10 - 0.10 - 0.20 - 0.30 Week 26 Week 52 LS mean change Placebo n=42/40 Denifanstat n=76/73 FAST Change from Baseline p<0.0001 p<0.0001 p>0.05 p>0.05

Secondary Endpoint: Liver Fat by MRI - PDFF Denifanstat Achieved Statistical Significance 17 21% 65% Placebo n=38 Denifanstat n=69 % response MRI - PDFF ≥ 30% Relative Reduction, Week 52 p<0.0001 MRI - PDFF Relative Change from Baseline 5% - 8% - 25% - 31% Week 26 Week 52 LS mean change Placebo n=37/38 Denifanstat n=68/72 p=0.0008 p=0.0036 > 30% reduction: Cochran - Mantel - Haenszel Test. Relative reduction: Mixed - effects Model for Repeated Measures . mITT population

Secondary Endpoints: Liver Enzymes Denifanstat Decreased ALT and AST Levels 18 ALT Percent Change from Baseline AST Percent Change from Baseline Mixed - effects Model for Repeated Measures – Two sided at the 0.05 significance level. mITT population - 2.80 - 16.30 - 23.10 - 30.60 Week 26 Week 52 LS mean change Placebo n=45/43 Denifanstat n=80/80 p=0.015 p=0.030 0.00 - 12.00 - 20.60 - 26.80 Week 26 Week 52 LS mean change Placebo n=45/43 Denifanstat n=79/80 p=0.018 p=0.027

Cardiometabolic health Denifanstat Decreased LDL - c Levels 19 LDL - c* Change from Baseline p>0.05 p>0.05 Triglycerides Median values 70 90 110 130 150 170 190 210 230 250 0 4 8 13 26 39 52 TG, mg/dL Weeks Placebo Denifanstat - 1.60 - 9.10 - 12.60 - 19.10 Week 26 Week 52 Mean change, mg/dL Placebo n=27 Denifanstat n=32 mITT population. *For LDL - c, baseline > 100 mg/dL. Mixed - effects Model for Repeated Measures – Two sided at the 0.05 significance le vel. n=45 n=80 p>0.05 p>0.05 Small increase driven by increased polyunsaturated fatty acids in triglycerides • Positive cardiometabolic profile • Known result of FASN inhibition

FASCINATE - 2: Safety Denifanstat was Generally Well Tolerated 20 Parameter Placebo n=56 Denifanstat N=112 Any TEAE (treatment emergent adverse event) 45 (80.4%) 96 (85.7%) TEAE related to study drug 20 (35.7%) 51 (45.5%) Most common TEAE related to study drug in ≥ 5% of patients by system organ class eye disorders 9 (16.1%) 17 (15.2%) gastrointestinal disorders 5 (8.9%) 13 (11.6%) skin and subcutaneous tissue disorders 4 (7.1%) 25 (22.3%) TEAE leading to study drug discontinuation 3 (5.4%) 22 (19.6%) TEAE with CTCAE Grade 3 (Severe) or higher* 3 (5.4%) 13 (11.6%) SAE (none related to treatment) 3 (5.4%) 13 (11.6%) Fatal TEAE 0 0 * No treatment - related AE was Grade 3 or higher

MASH Development Program 18

Progression from Phase 2b to Phase 3

Phase 2b – baseline Fibrosis stage

Interim cohort
F2 – 46.2%
F3 – 53.8%

Enrollment completed Sep 2022

Phase 2b – 26 weeks Non-invasive interim



DENIFANSTAT
Liver Fat (MRI-PDFF)
STEATOSIS
INFLAMMATION LIPOTOXICITY
ALT
METABOLIC HEALTH
LDL
FGF21
Ceramides
CK-18
FIBROSIS
PRO-C3
ELF

Interim results released Nov 2022

Phase 2b – 52 weeks Histology

Primary endpoints

- NAS ≥2 improvement w/o worsening of fibrosis; or MASH resolution + NAS ≥2 improvement w/o worsening of fibrosis

Secondary endpoints

- Fibrosis ≥1 stage improvement w/o worsening of MASH
- Digital AI pathology

Topline data released Jan 2024

Phase 3 Fibrosis endpoint - human

Using Phase 2b results including AI pathology scores to design and power Phase 3

MASH Phase 3 study planned to start 2H 2024

22

We Believe Denifanstat is Differentiated in the Evolving MASH Landscape

Mechanism	FASN inhibitors	THRß Agonists	FGF-21	GLP-1 agonists	PPAR agonists	ACC inhibitors	FXR agonists
Category	**DNL pathway**	Nuclear receptor	Growth factor	GLP-1	Nuclear receptor	DNL pathway	Nuclear receptor
Route	**Oral**	Oral			Oral	Oral	Oral
Status	**Phase 2 complete** **Phase 3 to start 2H 2024**	Approved March 2024	Phase 2 complete	Phase 2 complete	Phase 3 ongoing	Phase 2 complete	Phase 3 complete
Challenges	• Perceived market pressure from incretin class of weight loss drugs	• Diarrhea • Potential hormonal axis changes	• Bone loss • Injectable • Nausea and diarrhea • Potential neutralizing antibodies • Higher COGS	• GI side effects including nausea • Lack of fibrosis improvement to date • Muscle wasting	• Weight gain, edema, GI side effects, anemia • Possible liver injury	• Combinations only • MOA causes triglyceride increases • Lack of fibrosis improvement as monotherapy	• Mixed results from several programs • MOA causes pruritus and LDL-cholesterol increases

23

Precision Medicine: Blood Tests May Lead to Improved Patient Outcomes 1 Signature has 6 metabolites: ursodeoxycholic acid, DL - 2 - aminocaprylic acid, sarcosine, glycoursodeoxycholic acid, D( - ) - 2 - aminobutyric acid, PC(0 - 18:0/22:4). Accuracy 79%, PPV 88%, NPV 63%. Blood test for predictive marker denifanstat denifanstat • MASH is a multi - faceted disease and patients may benefit from being matched with optimal treatments • Two approaches using blood tests are undergoing further evaluation • Drug response: 1 - 2 months after taking drug, tripalmitin identifies patients responding to drug treatment • Predictive marker: before taking drug, signature of 6 blood metabolites enriches for responders 1 Blood test for drug response (e.g. tripalmitin) Clinical response rate denifanstat Clinical response rate On - treatment 1 - 2 months Pre - treatment 2 4

Strong Monotherapy Opportunity for Denifanstat in MASH

Expansion as backbone of combinations

Denifanstat data support success as first line monotherapy

- ✓ Oral, once-daily tablet ideal for chronic administration
  - Tablets generally more affordable than complex biologics
- ✓ Potential to treat broad patient population
  - Including those with thyroid challenges
- ✓ Novel mechanism that acts directly upon liver
- ✓ Encouraging safety profile to date

Broaden market opportunity through combinations with denifanstat as backbone

- Denifanstat's potential
  - ✓ Complementary to other mechanisms
  - ✓ Potential for fixed dose combinations with other oral medications
- ✓ Preclinical combination studies ongoing
  - MASH agents: anti-fibrotic, other metabolic agents
  - Co-morbidities: diabetes and other cardiovascular agents

Illustrative potential combo mechanisms



NLRP3
APOPTOSIS
Ballooned hepatocyte
LIPOTOXICITY
FASN
(denifanstat)
INFLAMMATION
METABOLIC STRESS
FXR
Hepatic lipid synthesis
DGAT2
→→ThR
WOUND HEALING
Chemokines, ARO-HSD
Fatty hepatocyte
Insulin resistance
REGENERATION
FIBROSIS
CIRRHOSIS
GLP-1, PPAR, FGF21
HSP47, integrins

25

SAGIMET BIOSCIENCES

Additional Expansion Opportunities in MASH

- **Compensated cirrhotic patients (MASH F4)**
  - Denifanstat directly targets stellate cells
  - Hepatocytes continue to be functional, and patients frequently have increased liver fat
  - Next steps
    - Characterize PK profile in patients with impaired hepatic function – Phase 1 results in 1Q 24
    - Positive impact on fibrosis in FASCINATE-2
    - Phase 2b/3 trial in MASH-F4



Patients in 2016[1]
85.3 million
17.3 million
5.7 million
compensated and decompensated
11 thousand
annual cases among NAFLD population
NAFL
non-alcoholic fatty liver
NASH
non-alcoholic steatohepatitis
NASH
mod-adv fibrosis
F2-F3
Cirrhosis
F4
Hepatocelular carcinoma

- **Pediatric MASH**
  - 23% of children with MASLD have MASH at the time of diagnosis
  - Next steps
    - Compile safety data across all denifanstat studies in young adults including FASCINATE-2
    - Nonclinical toxicology study in juvenile animals – plan to initiate in 2024
    - Phase 2 trial in pediatric MASH



GLOBAL FATTY LIVER DAY
GLI GLOBAL LIVER INSTITUTE
JUNE 13, 2024
10% of American children have a fatty liver. What questions should you and your pediatrician be asking?

[1] Estes, et al. 2018; http://dx.doi.org/10.1016/j.jhep.2018.05.036

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SAGIMET BIOSCIENCES

Other Indications 24

FASN Hyper - Activity Plays a Key Role in Multiple Diseases Beyond M ASH Cancer cell Membrane synthesis, intracellular signaling, protein modification FASN in cancer 1. Supports tumor survival 2. Enables tumor proliferation 3. Establishes resistance to drugs FASN in M ASH 1. Drives steatosis 2. Activates pro - inflammatory cells 3. Activates stellate cells leading to fibrosis Sebocyte Sebum production FASN in acne 1. Sebum production 2. Sebum composition 2 8

DNL Pathway Plays a Role in the Pathogenesis of Acne FASN is an attractive therapeutic target for acne • Acne is associated with excess sebum production by sebocyte cells in the skin • Acne resolution is associated with reduced sebum production • Sebocytes upregulate and rely on DNL/FASN to make sebum • >80% of key sebum lipids such as palmitate and sapienic acid produced by DNL/FASN Phase 2 – acne by Ascletis in China Phase 1 – sebum analysis by Sagimet • Denifanstat inhibited lipogenesis in skin • Dose - dependent • Proof of mechanism 2 9 EFFICACY RESULTS – 12 WEEKS Placebo n=45 25 mg n=45 50 mg n=44 75 mg n=45 Total lesions - 34.9% - 49.5% ** - 51.5% ** - 48.4% ** Inflammatory lesions - 36.5% - 54.7% ** - 56.7% ** - 49.4% * Non - inflammatory lesions - 35.0% - 44.4% - 46.6% - 46.5 IGA (2 - grade improvement) 15.6% 31.1% 31.8% 22.2% * p <0.05 ** p <0.01 Well tolerated across dose groups

FASN is Integral to Tumor Cell Proliferation and Survival

Reprogramed metabolism is one of the hallmarks of cancer

FASN-dependence

- Certain cancers are dependent on DNL/FASN for proliferation especially downstream of driver oncogenes
  - eg. KRASM in non-small cell lung cancer (NSCLC)
- Strategy –> exploit this vulnerability using FASN inhibition in the combination setting to cause death

Completed Phase 1 provides foundation

- 136 patients received denifanstat
- Heavily pretreated Phase 1 population
- Recommended Phase 2 dose defined
- Promising clinical activity consistent with proposed mechanism
  - KRASM NSCLC patients had significantly longer duration on study with denifanstat than KRASWT ($p<0.02$), and 91% KRASM had stable disease



Acetyl-CoA
Malonyl-CoA
Specific oncogenic drivers are FASN-dependent
FASN
Palmitate
Prevents lipid peroxidation and stress induced death
Saturated fatty acids for lipid rafts and membranes
Protein modification and localization/ function
Receptor localization and signaling
pS6
mTOR
AKT
PI3K
WNT
B-tubulin
KRAS-4A
RTK e.g.MET, VEGFR
Lipid rafts

Dietary fatty acids cannot compensate for de novo synthesized palmitate

30

SAGIMET BIOSCIENCES

FASN-Dependent Tumor Types Identified that Meet Core Criteria

Program focused on 4 selected tumor types

Core criteria

- ✓ FASN-dependent mechanism
- ✓ Preclinical or clinical POC shown
- ✓ Unmet clinical need
- ✓ Tractable clinical path including patient selection

Tumor type	Status	Next milestone
NSCLC KRASM	**Preclinical ongoing** • Combination with KRAS inhibitor in mouse models ✓ Encouraging Phase 1 results with denifanstat	If positive, favor clinical collaboration with a KRASM industry partner
HCC FASN-dependent	**Translational ongoing** • Patient selection bioinformatics ✓ Positive preclinical results	If patient selection is tractable, Sagimet would sponsor a clinical study
Prostate FASN-dependent	**Phase 1 pending start** • Investigator Sponsored Trial at Weill Cornell, in combination with enzalutamide ✓ Positive preclinical results	Phase 1 results will inform clinical decision by Sagimet
GBM	**Phase 3 ongoing** • By Ascletis in China, in combination with bevacizumab ✓ Positive Phase 2 investigator sponsored trial results	Phase 3 results will inform clinical decision by Sagimet

GBM (glioblastoma), HCC (hepatocellular carcinoma), KRASM (mutant KRAS), NSCLC (non small cell lung cancer)

31

SAGIMET BIOSCIENCES

Strong Financial Position and Intellectual Property Portfolio Financial highlights Nasdaq: SGMT x Upsized IPO completed in July 2023 raised $86.2 million of net proceeds x Follow - on financing completed in January 2024 raised net proceeds of $105.8 million. x Cash and equivalents expected to fund current operations through 2025 Strong patent estate x Denifanstat method of use: 2036 x Denifanstat c omposition of matter: 2032 ( Issued in all key commercial territories) x Opportunities exist to lengthen patent exclusivity of either composition patent or method of use patent for up to 5 years via Patent Term Extension (US) or SPC (Europe) x Currently building out global patent portfolio to further protect commercialization of denifanstat via patent applications directed to formulations, methods of use, and synthetic methods, with potential to extend exclusivity further 32

Development Pipeline: Indications and Clinical Milestones

Therapeutic Area	Indication	Stage of Development (Preclinical / Phase 1 / Phase 2 / Phase 3)	Expected Milestone / Status
Metabolic disease	**MASH - F2/F3**	TVB-2640	• Phase 2b successfully completed; MASH Phase 3 study planned to start 2H 2024
		TVB-2640	• Phase 1 hepatic impairment results 1Q 2024
Dermatology	**Acne**	TVB-3567	• IND-enabling studies completed; evaluating timing to file IND
		TVB-2640 (ASC40)	• Phase 3 clinical study initiated 4Q 2023*
Oncology	**Solid tumors**		• Patient selection and trial design in FASN-dependent tumor types ongoing
	Recurrent glioblastoma (GBM)	TVB-2640 (ASC40)	• Phase 3 enrollment of 120 patients achieved in 3Q 2023; interim analysis planned*

** Trials conducted in China by Ascletis, who has licensed development and commercialization rights to all indications in Greater China*

33